Exhibit 10.9

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED FROM PUBLIC FILING PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION, WHICH HAS BEEN IDENTIFIED WITH THE SYMBOL “[*],” HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 2 TO

AMENDED & RESTATED SUPPLY AGREEMENT

This Amendment No. 2 to Amended & Restated Supply Agreement (this “Amendment”) is entered into as of the last date on the signature page hereto, between JINKO SOLAR CO., LTD., a People’s Republic of China limited liability company (hereinafter “JINKO”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”). HOKU and JINKO are sometimes referred to in the singular as a “Party” or in the plural as the “Parties.”

Recitals

Whereas, HOKU and JINKO are Parties to that certain Amended & Restated Supply Agreement, dated as of February 26, 2009, and as amended by Amendment No. 1 on November 25, 2009 (the “Agreement”), pursuant to which JINKO has agreed to purchase from HOKU, and HOKU has agreed to sell to JINKO, specified volumes of polysilicon each year over a nine year period; and

Whereas, HOKU and JINKO desire to further amend certain provisions of the Agreement as set forth herein to, among other things, reduce the price of polysilicon per kilogram for the first five (5) years, establish the pricing mechanism for the remaining four (4) years, and postpone the First Shipment Date;

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

1.	Definitions.	Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Agreement.

2.	Amendments.	The following provisions of the Agreement are amended or amended and restated as follows.

2.1.	The Pricing Schedule on Appendix 1 to the Agreement is hereby amended and restated such that the price in Year 1 shall be $[*]/kg and the price in Years [*] shall be $[*]/kg, as follows:

Year	1	2	3	4	5	6	7	8	9	Total
Volume	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	1800
Price	$[*]	$[*]	$[*]	$[*]	$[*]	TBD*	TBD*	TBD*	TBD*
Offset	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$20M

*Pricing in Years 6-9 shall be determined as follows:

•	The Price in Year 6-9 shall be determined annually by the Parties three (3) months prior to the expiration of each Year, beginning in Year 5 of the Agreement.

•
If there is a difference greater than or equal to [*]% (+/-) between the then-effective price pursuant to the Agreement and the average contract price for the last [*] ([*]) months reported by [*] or another mutually acceptable third party index (the “Average Index Price”), then the price for such subsequent Year shall be renegotiated in good faith by the Parties.

Initials HOKU: SP 12/16/2010	Initials Jinko: CKP 12/18/2010

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

•	If, following [*] days of good faith negotiations, the Parties are unable to agree on the price, such subsequent Year’s price will be [*].

•
If the Average Index Price within [*]% (+/-) of the then-effective price under the Agreement, then the price shall not be renegotiated, and the prior Year’s price shall continue to be the effective price for such subsequent Year.

2.2.	Section 2.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

“2.3. “First Shipment Date” shall mean the first day after June 30, 2011, when HOKU shall commence deliveries to JINKO of Product pursuant to this Agreement.”

2.3.	Section 2.4 of the Agreement is hereby amended and restated in its entirety to read as follows:

“2.4 “Facility” shall mean HOKU’s manufacturing facility in Pocatello, Idaho, USA, including all buildings and other improvements now and hereinafter owned, developed constructed, or leased by HOKU at such facility and used in the development, manufacturing, processing, storage, or distribution of Products together with all machinery and equipment used or usable in operation of such buildings and improvements.”

2.4.	HOKU may make its first shipment to JINKO at any time prior to the First Shipment Date upon thirty (30) days prior written notice.

2.5.	Section 4.3 of the Agreement is hereby amended such that the reference to November 30, 2010, is changed to June 30, 2011.

2.6.	Section 5.2 of the Agreement is hereby amended such that the reference to December 1, 2010, is changed to July 1, 2011, and the reference to September 1, 2010, is changed to April 1, 2011.

2.7.
Section 8.1 is amended by adding the sentence “In case of the replacement, the respective monthly shipment shall not be deemed as has been made by HOKU until the delivery of complying Products to JINKO as a replacement.” before the sentence “No employee, agent or representative of HOKU has the authority to bind HOKU to any oral representation or warranty concerning the Products.”

2.8.	Section 10.1 of the Agreement is hereby amended such that the reference to December 31, 2010, is changed to August 31, 2011.

2.9.	Section 10.2.5 of the Agreement is hereby amended such that the reference to December 31, 2010, is changed to August 31, 2011.

3.
This Amendment, together with the Agreement, constitutes the entire agreement between the Parties concerning the subject matter hereof.  Except as specifically amended herein, the terms of the Agreement shall continue in full force and effect without modification or amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to Amended & Restated Supply Agreement as of the date first set forth above.

JINKO		HOKU

JINKO SOLAR CO., LTD		HOKU MATERIALS, INC.

By:	/s/ Chen Kang Ping	By:	/s/ Scott B. Paul
Name:	Chen Kang Ping	Name:	Scott B. Paul
Title:	CEO	Title:	CEO
	Authorized Signatory		Authorized Signatory

Date:	12/18/2010	Date:	12/16/2010

Initials HOKU: SP 12/16/2010	Initials Jinko: CKP 12/18/2010

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION